Supplement Dated January 15, 2002*
                    to the Prospectus Dated October 30, 2001
         of American Express(R) Variable Portfolio Funds S-6466 U (10/01)

The following revision applies to the "Investment Manager" section of the AXP(R) Variable Portfolio - Cash Management Fund. The following paragraph replaces the paragraph on Terry Seierstad:

Mary McQuillen manages the day-to-day operations of AXP Variable Portfolio - Cash Management Fund. She joined AEFC in 1987 as a senior analyst. She has managed this Fund since January 2002. She also serves as portfolio manager of AXP Cash Management Fund and IDS Life Series - Government Securities Portfolio, portfolio manager and managing director of Institutional Fixed Income Money for American Express Trust Company and she manages intermediate institutional accounts.

S-6466-15 A (1/02)
* Valid until October 30, 2002.